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                                                                    EXHIBIT 23.2
                                                                    (Form S-8)


                    [LETTERHEAD OF DELOITTE & TOUCHE LLP]



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Cade Industries, Inc. on Form S-8 of our report dated February 9, 1996, appearing in the Annual Report to Shareholders and incorporated by reference in the Form 10-K of Cade Industries, Inc. for the year ended December 31, 1995.


/s/ Deloitte & Touche LLP



April 30, 1996
Detroit, Michigan



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Deloitte Touche
Tohmatsu
International
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